                                                                 Exhibit 10.19.2


                                AMENDMENT NO. 1

                                      TO

                   ROAMING ADMINISTRATION SERVICE AGREEMENT

     AMENDMENT NO. 1 TO ROAMING ADMINISTRATION SERVICE AGREEMENT ("Amendment") made this 13th day of November, 2000, by and between AT&T Wireless Services, Inc. ("AWS"), a Delaware corporation, with its principal place of business at 7277 164th Avenue NE, Redmond, Washington 98052, and TeleCorp PCS, Inc. ("TeleCorp"), a Delaware corporation, with its principal place of business at 1010 N. Glebe Road, Arlington, Virginia 22201. Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the Roaming Agreement (defined below).

     WHEREAS, AWS and TeleCorp are party to that certain Roaming Administration Services Agreement, dated as of July 17, 1998 (the "Roaming Agreement"), pursuant to which TeleCorp receives certain benefits under Intercarrier Roaming Services Agreements between AWS and other providers of wireless telecommunications service.

     WHEREAS, TeleCorp has entered into an Agreement and Plan of Reorganization and Contribution with Tritel, Inc. and AWS, dated as of February 28, 2000, as amended (the "Merger Agreement") pursuant to which, among other things, TeleCorp will acquire rights to acquire certain PCS licenses covering portions of Wisconsin, Iowa and Michigan as more fully described in the Contribution (as such term is defined in the Merger Agreement) and the Merger Agreement;

     WHEREAS, TeleCorp and certain of its affiliates have entered into an Asset Exchange Agreement and AWS, dated as of February 28, 2000 (the "Asset Exchange Agreement") pursuant to which, among other things, TeleCorp will exchange certain PCS licenses covering portions of Massachusetts and New Hampshire for PCS licenses or rights to acquire PCS licenses covering portions of Iowa, Wisconsin and Michigan as more fully described in the Asset Exchange Agreement;

     WHEREAS, the Company and AWS entered into a letter agreement dated February 28, 2000 (the "Letter Agreement"), pursuant to which, among other things, AWS agreed that the Company may acquire PCS Licenses covering all or any portion of the Des Moines-Quad Cities MTA as more fully described in the Letter Agreement; and

     WHEREAS, pursuant to the Letter Agreement, AWS agreed to expand or contract, as applicable, the territory to which the Roaming Agreement applies to include (or exclude, as applicable) the territories covered by the licenses transferred to (or by) the Company or an Affiliate (i) pursuant to the Asset Exchange Agreement, (ii) pursuant to the Contribution; and (iii) solely upon the closing of an acquisition of a PCS license covering the Des Moines-Quad Cities MTA pursuant to the Letter Agreement (in addition to those acquired under the Asset Exchange Agreement), the portion of the Des Moines-Quad Cities MTA covered by such License.

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  Amendment to Territories.  Exhibit A to the Roaming Agreement is hereby
    ------------------------
    deleted in its entirety and replaced with Exhibit A attached.

2.  Amendment to "Other Wireless Carrier's Exhibit."  Exhibit A-l to the Roaming
    -----------------------------------------------
    Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached.

3.  Severability of Provisions.  Any provision of this Amendment which is
    --------------------------
    prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

4.  Agreement to Remain in Full Force and Effect.  This Amendment shall be
    --------------------------------------------
    deemed to be an amendment to the Roaming Agreement. All references to the Roaming Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Roaming Agreement as amended hereby. Except as amended hereby, the Roaming Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

5.  Heading.  The headings in this Amendment are inserted for convenience and
    -------
    identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision thereof.

6.  Counterparts.  This Amendment may be executed in counterparts, each of which
    ------------
    shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.  Governing Law.  This Amendment shall be construed in accordance with the
    -------------
    laws of the State of Washington without reference to the choice of law principles, except as subject to the United States Arbitration Act and the Federal Communications Act, each as amended.

                           [signature page follows]

Executed as of the date first written above.

                            AT&T WIRELESS SERVICES, INC.

                            By   /s/ Joseph Stumpf
                                  -------------------------------

                            Name:    Joseph Stumpf
                                  -------------------------------

                            Its:  Vice President-Acquisitions and Development
                                  --------------------------------------------

                            TELECORP PCS, INC.

                            By   /s/ Thomas H. Sullivan
                                  -------------------------------


                            Name:    Thomas H. Sullivan
                                  -------------------------------


                            Its:    President, Treasurer and Secretary
                                  --------------------------------------------

                                   EXHIBIT A

PCS Systems constructed or to be constructed in the TeleCorp Territory (as such term is defined in that certain Stockholder's Agreement, dated as of November 13, 2000 ("Stockholder's Agreement"), among TeleCorp, AT&T Wireless and the other parties signatory thereto) in accordance with the terms of the Stockholder's Agreement, as such agreement may be amended from time to time.

                                  Exhibit A-1

                            Other Wireless Carriers

Effective 10/30/00

                                                                    CARRIER_NAME
                                                                      ABIATAR SA
                                                               ADVANTAGE SYSTEMS
                                                           AERIAL COMMUNICATIONS
                                                                         AIRCELL
                                                               AIRTOUCH CELLULAR
                                                                      NEW VECTOR
                                                            AIRTOUCH GREAT LAKES
                                                                            KINI
                                                        FRONTIER CELL OF ALABAMA
                                                                          ALLTEL
                                                      AMERICAN CELLULAR WIRELESS
                                                       AMERICAN MOBILE SATELLITE
                                                                       AMERITECH
                                                            APPALACHIAN CELLULAR
                                                           ARCTIC SLOPE CELLULAR
                                                              AT&T WIRELESS SVCS
                                                                      ATL-BRAZIL
                                                                    ATT MOBILITY
                                                                    AWZ CELLULAR
                                                                   BAJA CELLULAR
                                                            BELL ATLANTIC MOBILE
                                                          BELL MOBILITY CELLULAR
                                                              BELLSOUTH CELLULAR
                                                              BELLSOUTH MOBILITY
                                                    CELLULAR ONE OF INDIANAPOLIS
                                                                TELCEL VENEZUELA
                                                         BELLSOUTH INTERNATIONAL
                                                               BELLSOUTH ECUADOR
                                                                      BSC PANAMA
                                                          BCP TELECOMMUNICATIONS
                                                                 BELLSOUTH CHILE
                                                             BELLSOUTH NICARAGUA
                                                                 BERMUDA DIGITAL
                                                              BLUEGRASS CELLULAR
                                                                 BRAZOS CELLULAR
                                                                    BTC MOBILITY
                                                                 C-1 COLUMBIA TN
                                                       C-1 EAST CENTRAL ILLINOIS
                                                         C-1 GREAT LAKES OF IOWA
                                                                     C-1 MUSTANG

                                                                 C-1 NE COLORADO
                                                                  C-1 SW FLORIDA
                                                      CABLE & WIRELESS-CARIBBEAN
                                                          CABLE AND WIRELESS HKT
                                                      CABLE AND WIRELESS-JAMAICA
                                                              CAL-NORTH CELLULAR
                                                                          CANTEL
                                                                   CAROLINA WEST
                                                                     CC CELLULAR
                                                                            CCPR
                                                                         CEDETEL
                                                                  CELCARIBE S.A.
                                                                          CELLOM
                                                                  CELLCOM ISRAEL
                                                             CELLULAR CONNECTION
                                                         CELLULAR MOBILE SYSTEMS
                                                           CELLULAR ONE AMARILLO
                                                                  CELLULAR SOUTH
                                                                  CELLULAR THREE
                                                         CELLULAR XL ASSOC, L.P.
                                                                       CELLULINK
                                                                  CELUMOVIL S.A.
                                                                ALLEGAN CELLULAR
                                                        CENTENNIAL CELLULAR CORP
                                                                CENTRAL WIRELESS
                                                                      CENTURYTEL
                                                                    CFW CELLULAR
                                                        CHARITON VALLEY WIRELESS
                                                                             CIS
                                                            CITIZENS MOHAVE CELL
                                                                    CJD CELLULAR
                                                          COASTEL COMMUNICATIONS
                                                                         COCELCO
                                                                COMCAST CELLULAR
                                                                          COMCEL
                                                            COMMNET CELLULAR INC
                                                                CORDOVA WIRELESS
                                                                        CORRCOMM
                                                          CROSS COUNTRY CELLULAR
                                                                     CTC STARTEL
                                                        CTE PERSONAL EL SALVADOR
                                                             CTI MOVIL-ARGENTINA
                                                           DIGITAL CELLULAR - TX
                                                                      C-1 DOBSON
                                                                SANTA CRUZ CELL.
                                                                    DCS OF KS/MO

                                                                 C-1 NW OKLAHOMA
                                                                 DOBSON CELLULAR
                                                                   C-1 FREDERICK
                                                                SYGNET COMM INC.
                                                      DOUGLAS TELECOMMUNICATIONS
                                                     EXPRESS TELECOM-PHILLIPINES
                                                                FARMERS CELLULAR
                                                   FIRST CELLULAR OF S. ILLINOIS
                                                              FIVE STAR WIRELESS
                                                                       GAIA, INC
                                                           GOLDEN STATE CELLULAR
                                                                             GSN
                                                                    GTE MOVILNET
                                                                       GTE WIN 4
                                                                    GTE WIRELESS
                                                        GUAM TELEPHONE AUTHORITY
                                                                HARGRAY WIRELESS
                                                               HAWAIIAN WIRELESS
                                                               HIGHLAND CELLULAR
                                                                   HOUSTON CELL.
                                                        ILLINOIS VALLEY CELLULAR
                                                                           INDUS
                                                                        IUSACELL
                                                               KENTUCKY CELLULAR
                                                                 LARSEN CELLULAR
                                                                           LEACO
                                                          MACTEL CELLULAR SYSTEM
                                                                  MAINE CELLULAR
                                                               METACOMM CELLULAR
                                                           MID-MISSOURI CELLULAR
                                                              MID-SOUTH CELLULAR
                                                                MID-TEX CELLULAR
                                                                MIDWEST WIRELESS
                                                                       MINIPHONE
                                                     MINNESOTA SOUTHERN WIRELESS
                                                                         MOBIKOM
                                                                       MOBILETEL
                                                                          MOCELL
                                                                         MOVICOM
                                                                         MOVITEL
                                                     NORTHWEST MISSOURI CELLULAR
                                                                           NYNEX
                                                                           OCCEL
                                                            OKLAHOMA W. CELLULAR
                                                             PACE COMMUNICATIONS
                                                             PC MANAGEMENT, INC.

                                                                        PETROCOM
                                                                   PINE CELLULAR
                                                           PIONEER/ENID CELLULAR
                                                                PLATEAU WIRELESS
                                                  POKA LAMBRO TELECOMMUNICATIONS
                                                                        PORTATEL
                                                                        POWERTEL
                                                            PRICE COMMUNICATIONS
                                                                         PRIMECO
                                                                   PTSI CELLULAR
                                                                        INTERCEL
                                                                  PUBLIC SERVICE
                                                            PUERTO RICO CELLULAR
                                                           QUEBEC TELEPHONE CELL
                                                             QUICK CALL CELLULAR
                                                                       RADIOFONE
                                                               RAMCELL OF OREGON
                                                                    RFB CELLULAR
                                                                RCC HOLDINGS INC
                                                                  RURAL CELLULAR
                                                             SAGE BRUSH CELLULAR
                                                             SE INDIANA CELLULAR
                                                                           SETEL
                                                                  SINGTEL MOBILE
                                                                    SMITH BAGLEY
                                                         SOUTH CAROLINA CELLULAR
                                                                      SPRINT PCS
                                                                   STAR CELLULAR
                                                               STERLING CELLULAR
                                                                 SUSSEX CELLULAR
                                                                  CHICAGO CELL 1
                                                                   SNET CELLULAR
                                                                    NEW YORK/SWB
                                                                             SWB
                                                                  SYRACUSE/UTICA
                                                                 BOSTON CELL ONE
                                                                   C-1 WASH/BALT
                                                                          TELCEL
                                                              TEL-CEL--ST MARTIN
                                                                        TELE2000
                                                                 TELECEL BOLIVIA
                                                                TELECEL PARAGUAY
                                                                  TELECOM MOBILE
                                                           TELECOM PERSONAL S.A.
                                                       TELEFONICA DE EL SALVADOR
                                                             TELEFONICA DEL PERU

                                                           TELEMOVIL EL SALVADOR
                                                                 TELESP - BRAZIL
                                                                   TELET- BRAZIL
                                                                  TEXAS CELLULAR
                                                                          TRITON
                                                                   U.S. CELLULAR
                                                                    U.S. UNWIRED
                                                                   UBET WIRELESS
                                                                UNIFON-ARGENTINA
                                                                 UNION TELEPHONE
                                                                     UNITEL INC.
                                                                 UNKNOWN CARRIER
                                                                     US WEST PCS
                                                                         USA TEL
                                                       VALLEY TELECOMMUNICATIONS
                                                                  VIRGINIA 10 LP
                                                               VIRGINIA CELLULAR
                                                                        VITELCOM
                                                           WEST CENTRAL WIRELESS
                                                            VOICESTREAM WIRELESS
                                                         AMERICAN RURAL CELLULAR
                                                                WESTERN WIRELESS
                                                                     WESTEX CELL
                                                               WIRELESSNORTH PCS
                                                                 X-CELL CELLULAR
                                                                    XIT CELLULAR
                                                             YORKVILLE TELEPHONE